1 Amedisys Third Quarter 2023 Earnings Release Supplemental Slides October 24th, 2023 Exhibit 99.2

2 This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business, clinical operations and control processes and SEC filings. FORWARD-LOOKING STATEMENTS

OUR KEY AREAS OF FOCUS

Strategic areas of focus and progress made during Q3'23

1 Organic Growth

- **Home Health**: Total same store admissions +4%
- **Hospice**: Total same store ADC -2%
- **High Acuity Care**: Admissions +35% over prior year

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Q3'23 Voluntary Turnover 21.4%

3 Clinical Initiatives

- Quality: Amedisys Jan'24 preview STARS score of 4.41
- 96% of care centers at 4+ Stars based on Jan'24 preview
- 36 Amedisys care centers rated at 5 Stars in the Jan'24 preview
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 47.7% (vs. 47.5% in 3Q'22)
  - Current PTA Ratio: 55.0% (vs. 53.7% in 3Q'22)

5 M&A

- Pending merger with UnitedHealth Group Inc.
- Completed divestiture of Personal Care business

6 Regulatory

2023 Reimbursement

- Final Hospice industry rule – Amedisys impact +3.8% increase (effective 10/1/22)
- Final Home Health industry rule – Amedisys impact flat (effective 1/1/23)

2024 Reimbursement

- Final Hospice industry rule – Amedisys estimated impact +3.1% increase (effective 10/1/23)
- Proposed Home Health industry rule – industry estimated impact -2.2% decrease (effective 1/1/24)

3

HIGHLIGHTS AND SUMMARY FINANCIAL RESULTS (ADJUSTED): 3Q 2023[1]

Excluding the sale of our personal care segment, our revenue increased $14 million over prior year. EBITDA is down $4 million; however, prior year benefited from the reversal of incentive compensation accruals based on performance and included EBITDA from our personal care segment. These items totaled $9 million.

amedisys

Amedisys Consolidated

- Revenue: +2.6% (excluding Personal Care)
- EBITDA: $58M
- EBITDA Margin: 10.4%
- EPS: $0.98

Adjusted Financial Results

$ in Millions, except EPS		3Q22		3Q23
Home Health	$	340.1	$	351.6
Hospice		198.7		200.2
Personal Care		16.6		-
High Acuity Care		3.5		4.4
Total Revenue	**$**	**558.9**	**$**	**556.2**
Gross Margin %		*43.3%*		*44.3%*
Adjusted EBITDA	**$**	**61.5**	**$**	**57.9**
		11.0%		*10.4%*
Adjusted EPS	**$**	**1.15**	**$**	**0.98**
Free cash flow[4]	**$**	**(18.3)**	**$**	**(16.4)**

Balance Sheet & Cash Flow

- Net debt: $311.0M
- Net Leverage ratio: 1.2x
- Revolver availability: $517.4M
- CFFO: $-9.8M
- Free cash flow [4]: $-16.4M
- DSO: 49.8 (vs. Q3'22 of 47.3 and up 3.7 days since Q4)

Home Health

Same Store [2][3]:
- Total Admissions: +4%
- Total Volume: +3%

Other Statistics:
- Revenue per Episode: $3,015 (+0.8%)
- Visiting Clinician Cost per Visit: $104.23 (+4.7%)
- Medicare VPE decreased 0.3 (-2.4%)

Hospice

Same Store Volume [3]:
- Admissions: -6%
- ADC: -2%

Other Statistics:
- Revenue per Day[5]: $168.11 (+3.6%)
- Cost per day: $87.09 (-0.7%)

Personal Care

- Divested personal care business on 3/31/2023

High Acuity Care

Growth Metrics:
- Total Admissions: 580
- Number of admitting JV markets: 11

Other Statistics:
- Patient Satisfaction: 86%

1. *The financial results for the three-month periods ended September 30, 2022 and September 30, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments.*

4

OUR REVENUE SOURCES: 3Q'23

Amedisys Consolidated Revenue


0.8%
36.0%
63.2%
Home Health
Hospice
High Acuity Care

Home Health Revenue


26.3%
11.7%
62.0%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue


5.6%
94.4%
Medicare FFS
Private

- **Home Health**: 346 care centers; 34 states & D.C.
- **Hospice**: 165 care centers; 31 states
- **Personal Care**: We divested our personal care business on March 31, 2023.
- **High Acuity Care:** 10 admitting joint ventures, which operate in 11 markets; 9 states; 35 referring hospitals
- **Total AMED: 521 care centers/joint ventures; 37 states and D.C.**

- **Medicare FFS**: Reimbursed for a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us for a 30-day period of care or 60-day episode of care, majority of which range from 95% - 100% of Medicare rates
- **Per Visit**: Managed care, Medicaid and private payors who reimburse us per visit performed

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled, **~97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

5

HOME HEALTH AND HOSPICE SEGMENT (ADJUSTED) – Q3 2023[1]

HOME HEALTH

$ in Millions	3Q22[5]	3Q23
Medicare	$ 225.3	$ 217.9
Non-Medicare	114.8	133.7
Home Health Revenue	**$340.1**	**$351.6**
Gross Margin %	*43.1%*	*43.1%*
Pre-Corporate EBITDA[2]	**$58.9**	**$60.2**
	17.3%	*17.1%*

Operating Statistics		
Same Store Growth[3][4]		
Total admissions	5%	4%
Total volume	1%	3%
Medicare revenue per episode	$2,992	$3,015
Medicare recert rate	33.9%	33.9%
Total cost per visit	$110.99	$116.20

HOSPICE

$ in Millions	3Q22	3Q23
Medicare	$ 187.8	$ 188.9
Non-Medicare	10.9	11.3
Hospice Revenue	**$198.7**	**$200.2**
Gross Margin %	*45.9%*	*48.2%*
Pre-Corporate EBITDA[2]	**$43.2**	**$48.7**
	21.7%	*24.4%*

Operating Statistics		
Admit growth - same store[3][4]	-3%	-6%
ADC growth - same store[3][4]	1%	-2%
ADC	13,314	12,943
Avg. discharge length of stay	92	94
Revenue per day (net)[5]	$162.24	$168.11
Cost per day	$87.72	$87.09

Home Health Highlights

- Revenue per Episode up 0.8% due to patient mix (wage index and functional score are primary drivers). Reimbursement is flat year over year.
- Y/Y Total CPV up $5.21 (+4.7%) primarily due to raises, wage inflation, an increase in new hire pay, higher contractor costs (COVID-related rate increases are no longer classified as an adjusting item) and visit mix.
- Excluding the reversal of incentive compensation accruals in the prior year, EBITDA margin increased 30 basis points.

Hospice Highlights

- Net revenue per day +3.6%; +3.8% Hospice rate update effective 10/1/2022.
- Total ADC decline is due to lower admissions and 2022 care center closures (63 ADC impact).
- Cost per day down $0.63 (-0.7%) primarily due to clinical optimization and reorganization initiatives and a new pharmacy contract partially offset by raises and wage inflation.
- Excluding the reversal of incentive compensation accruals in the prior year, EBITDA margin increased 340 basis points.

1. *The financial results for the three-month periods ended September 30, 2022 and September 30, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same Store information represents the percent change in volume, admissions or ADC for the period as a percent of the volume, admissions or ADC of the prior period.*
4. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
5. *Prior year amounts have been recast to conform to the current year presentation.*

6

GENERAL & ADMINISTRATIVE EXPENSES – ADJUSTED (1,2,3)

Impacted by raises and incentive compensation costs

$ in Millions	3Q22	4Q22	1Q23	2Q23	3Q23
Home Health Segment - Total	**87.7**	**89.9**	**89.0**	**90.1**	**91.3**
% of HH Revenue	*25.9%*	*26.2%*	*25.9%*	*25.8%*	*26.0%*
Hospice Segment - Total	**48.6**	**50.8**	**47.9**	**47.9**	**48.4**
% of HSP Revenue	*24.4%*	*25.7%*	*24.8%*	*24.0%*	*24.2%*
Personal Care Segment - Total	**2.3**	**2.4**	**2.2**	**-**	**-**
% of PC Revenue	*14.0%*	*14.9%*	*14.9%*	-	-
High Acuity Care Segment - Total	**5.2**	**5.1**	**4.4**	**5.2**	**5.2**
% of HAC Revenue	*95.0%*	*87.8%*	*94.6%*	*131.1%*	*119.2%*
Total Corporate Expenses	**38.3**	**40.4**	**44.2**	**45.2**	**46.2**
% of Total Revenue	*6.9%*	*7.2%*	*7.9%*	*8.2%*	*8.3%*
Total	**182.1**	**188.6**	**187.7**	**188.4**	**191.1**
% of Total Revenue	*32.6%*	*33.6%*	*33.7%*	*34.1%*	*34.4%*

	3Q22	4Q22	1Q23	2Q23	3Q23
Salary and Benefits	23.8	25.5	26.3	26.5	27.7
Other	13.2	12.5	15.5	15.1	14.9
Corp. G&A Subtotal	37.0	38.0	41.8	41.6	42.6
Non-cash comp	1.3	2.4	2.4	3.6	3.6
Adjusted Corporate G&A	**38.3**	**40.4**	**44.2**	**45.2**	**46.2**



Total G&A as a Percent of Revenue
35.0%
33.0%
31.0%
32.6%
33.6%
33.7%
34.1%
34.4%
3Q22
4Q22
1Q23
2Q23
3Q23
G&A as a Percent of Revenue

Notes:

- **Year over year total G&A as a percentage of revenue increased 180 basis points ($9 million)**
  - Increase in total G&A is primarily due to higher incentive compensation costs (prior year benefited from $7 million accrual reversal due to performance), planned wage increases, higher IT fees and a change in the presentation of gains on the sale of fleet vehicles partially offset by clinical optimization and reorganization initiatives, lower staffing levels, lower travel/training spend and the divestiture of our personal care line of business
- **Total G&A increased ~$3 million sequentially** primarily due to planned wage increases and a seasonality driven increase in health insurance costs

1. The financial results for the three-month periods ended September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
2. Adjusted G&A expenses do not include depreciation and amortization.
3. Prior periods have been recast to conform to the current year presentation.

7

OPERATIONAL EXCELLENCE: HOME HEALTH COST PER VISIT (CPV)-ADJUSTED

YOY Total CPV impacted by labor cost.

Components	3Q'22[1]	2Q'23	3Q'23	YoY Variance	Detail	Initiatives
Salaries	$72.35	$73.35	$76.16	$3.81	YoY increase due to planned wage increases (+3.3%), wage inflation, an increase in new hire pay (+2.3%) and visit mix Sequential increase due to one additional holiday, planned wage increases and new hire pay	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$5.20	$5.71	$5.59	$0.39	YoY variance due to higher rates. Prior year benefited from COVID rate-related add-backs totaling $0.72 Sequential variance due to lower rates	Focused efforts on filling positions with full-time clinicians
Benefits	$14.26	$13.10	$14.91	$0.65	YoY and Sequential variances due to higher payroll taxes on the salary increases described above Sequential increase also due to an increase in health insurance costs due to the seasonality of claims	Focus on cost containment and spend optimization with specific focus on high-cost claims
Transportation & Supplies	$7.75	$7.05	$7.57	($0.18)	YoY variance due to the capitalization of fleet vehicle leases effective 1Q'23 partially offset by higher supply costs due to increases in wound care patients and rate increases for freight	
***Visiting Clinician CPV**	**$99.56**	**$99.21**	**$104.23**	**$4.67****		
Clinical Managers	$11.43	$11.14	$11.97	$0.54	Fixed cost associated with non-visiting clinicians YoY and Sequential variances due to planned wage increases and impact of fixed costs on lower visit volumes	Unit cost reduced as volume increases
Total CPV	$110.99	$110.35	$116.20	$5.21		

**Note: Direct comparison with industry competitors CPV calculation*

*** Note: In 3Q'22, the addback of COVID costs reduced Visiting Clinician CPV by **$0.81**. Accordingly, our YOY increase is $3.86 or 3.8%*



Cost Per Visit (CPV)
$105.00
$75.00
$45.00
$99.56
$99.21
$104.23
3Q22
2Q23
3Q23
Salaries
Contractors
Benefits
Transportation

1. Prior year amounts have been recast to conform to the current year presentation.

8

9 DRIVING TOP LINE GROWTH 1% 1% 5% 3% 3% 5% 5% 8% 4% 4% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 50,000 100,000 150,000 3Q22 4Q22 1Q23 2Q23 3Q23 Volume SS Volume Growth SS Admit Growth Home Health Growth Hospice Growth 1% -2% -1% -2% -2% -2.5% -0.5% 1.5% 12,500 12,750 13,000 13,250 13,500 3Q22 4Q22 1Q23 2Q23 3Q23 ADC SS ADC Growth **2022 Hospice care center closures impacted Q3-2023 ADC by 63 and Admits by 78

10 INDUSTRY LEADING QUALITY SCORES Quality of Patient Care (QPC) Patient Satisfaction (PS) • Amedisys maintains a 4-Star average in the Jan 2024 HHC Preview with 96% of our providers (representing 96% of care centers) at 4+ Stars and 73% of our providers (representing 73% of care centers) at 4.5+ Stars. •24 Amedisys providers (representing 36 care centers) rated at 5 Stars. Notes: (1) CMS did not provide QPC Star and PS performance releases in 2021 due to COVID-19 PHE. (2) Jan 2024 QPC Star Preview performance period = Apr 2022 – Mar 2023 (ACH = CY 2022). (3) Jul 2023 PS Release performance period = CY 2022. (4) QPC Star and PS Results for Amedisys Legacy providers only. (5) Only currently active care centers included in care center results. Metric Apr 23 Release Jul 23 Release Oct 23 Preview Jan 24 Preview Quality of Patient Care 4.49 4.47 4.44 4.41 Entities at 4+ Stars 99% 99% 98% 96% 3.00 3.50 4.00 4.50 QPC Industry Performance Amedisys QPC Industry Avg QPC Top Competitor CMS Blind Period 3.00 3.50 4.00 4.50 PS Industry Performance Amedisys PS Score PS Industry Avg PS Top Competitor CMS Blind Period Metric Oct 22 Release Jan 23 Release Apr 23 Release Jul 23 Release Patient Satisfaction Star 3.60 3.57 3.65 3.76 Performance Over Industry +3% +1% +1% +2%

11 HOSPICE QUALITY: AMEDISYS HOSPICE CONTINUES TO MOVE TOWARDS BEST-IN-CLASS Hospice Quality Notes: Included in the above analysis are only active providers.

12 DEBT AND LIQUIDITY METRICS Net leverage ~1.2x 1. Net debt defined as total debt outstanding ($405.0M) less cash ($94.0M). 2. Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($250.2M). 3. Liquidity defined as the sum of cash balance and available revolving line of credit. Outstanding Revolver - Outstanding Term Loan 377.5 Promissory Notes - Finance Leases 27.5 Total Debt Outstanding 405.0 Less: Deferred Debt Issuance Costs (2.8) Total Debt - Balance Sheet 402.2 Total Debt Outstanding 405.0 Less Cash (94.0) Net Debt (1) 311.0 Leverage Ratio (net) (2) 1.2 Term Loan 450.0 Revolver Size 550.0 Borrowing Capacity 1,000.0 Revolver Size 550.0 Outstanding Revolver - Letters of Credit (32.6) Available Revolver 517.4 Plus Cash 94.0 Total Liquidity (3) 611.4 As of: 9/30/23 Credit Facility Outstanding Debt As of: 9/30/23

13 CASH FLOW STATEMENT HIGHLIGHTS (1) Total cash flow from operations for Q3-23 impacted by delays in billing resulting from payor rate changes. 1. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions 3Q22 4Q22 1Q23 2Q23 3Q23 GAAP net income (loss) 25.4 31 .5 24.9 (80.5) 25.6 Changes in working capital (67 .3) 6.9 (1 4.3) 23 .9 (56.4) Depreciation and amortization 5.5 5.2 5.7 6.2 6.1 Non-cash compensation 3.5 0.6 3 .3 9.1 7 .2 Deferred income taxes 1 3.0 4.3 2 .8 5.3 7 .3 Merger termination fee - - - 1 06.0 - Other 6.3 (7 .6) 3 .6 (9.3) 0.4 Cash flow from operations (13.6) 40.9 26.0 60.7 (9.8) Capital expenditures - routine (1 .5) (1 .5) (1 .0) (0.9) (0.5) Required debt repay ments (3.2) (3 .2) (5.3) (5.7) (6.1) Free cash flow (18.3) 36.2 19.7 54.1 (16.4) Capital Deployment Acquisitions 1 .4 - (0.4) - - Share Repurchases - - - - - Total 1.4 - (0.4) - -

14 INCOME STATEMENT ADJUSTMENTS (1) 1. The financial results for the three-month periods ended September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Other (income) expense, net includes a $2.2 million loss related to our Personal Care divestiture in 1Q23 and the $106.0 million Option Care termination fee in 2Q23. Q3 adjustments primarily related to costs associated with pending merger. $000s Income Statement Line Item 3Q22 4Q22 1Q23 2Q23 3Q23 Revenue Contingency accrual Net Serv ice Rev enue 931$ -$ -$ -$ -$ Cost of Service Clinical optimization and reorganization costs Cost of Serv ice, Inclusiv e of Depreciation 1 ,1 54 33 1 1 4 - 282 COVID-1 9 costs Cost of Serv ice, Inclusiv e of Depreciation 1 ,7 01 1 ,51 0 - - - Integration costs Cost of Serv ice, Inclusiv e of Depreciation 31 1 - - - - Fuel supplement Cost of Serv ice, Inclusiv e of Depreciation 1 ,962 261 - - - G&A Acquisition and integration costs General and Administrativ e Expenses 3,1 54 1 ,443 1 ,667 1 ,1 01 338 Clinical optimization and reorganization costs General and Administrativ e Expenses 2,67 6 2 ,247 3 ,1 7 0 567 466 Merger-related expenses General and Administrativ e Expenses - - 7 20 1 9,451 4,980 Personal Care div estiture General and Administrativ e Expenses - - 51 4 1 1 - COVID-1 9 costs General and Administrativ e Expenses 1 59 1 07 - - - CEO transition General and Administrativ e Expenses - - 7 50 3 ,435 1 ,094 Sev erance General and Administrativ e Expenses - 993 - - - Fuel supplement General and Administrativ e Expenses 21 8 33 - - - Inv estment impairment Inv estment Impairment 3,009 - - - - Other Items Interest component of certain items Interest Expense (207) - - - - Other (income) expense, net (2) Total Other (Expense) Income, Net 7 93 81 4 3 ,052 99,1 39 (353) Total 15,861$ 7 ,441$ 9,987$ 123,704$ 6,807$ EPS Impact 0.36$ 0.19$ 0.22$ 3.83$ 0.19$ EBITDA Impact 16,068$ 7 ,441$ 9,987$ 123,704$ 6,807$

15 Environmental, Social, Governance (E.S.G.) Considerations

16 ENVIRONMENTAL, SOCIAL, GOVERNANCE (E.S.G.) CONSIDERATIONS Sustainable, high-quality, patient focused, home-based care model Environmental • Amedisys is dedicated to the sustainability of our business and the communities in which we serve • Environmental health has a strong correlation with physical health • A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint • Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social • Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work • Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes • Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.41 Stars) • The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice and high acuity care patients during a difficult time Governance • Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level • Our Board of Directors operates several sub-committees including: • Quality of Care Committee • Compliance & Ethics Committee • Audit Committee • Compensation Committee • Nominating & Corporate Governance Committee • Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations